SECURED SERVICES, INC.
                             SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the "Agreement") is entered into by and between SecureD Services, Inc., a Delaware corporation (the "Company"), and the undersigned subscriber to purchase securities of the Company pursuant hereto (the "Subscriber").

The Company is offering for sale certain of its Shares ("restricted securities") at a price of $0.75 per Share, in consideration of cash only.

On the foregoing premises, the Subscriber hereby subscribes for the purchase of the Company's Shares on the following terms and conditions:

1.       SUBSCRIPTION TO PURCHASE SHARES

                  1.1 OFFER TO PURCHASE. Subject to the terms and conditions of this Agreement, the Subscriber irrevocably subscribes to purchase at the Closing as defined herein, the number of Shares outlined on the Counterpart Signature Page hereto.

                  With this Agreement, the Subscriber is also tendering to the
         Company: (i) a suitability letter, (ii) an investment letter, (iii) payment of the full subscription amount, in cash, and (iii) a purchaser representative disclosure and/or certificate of corporation, partnership or other entity, if applicable. The foregoing are sometimes hereinafter referred to as the "Subscription Documents."

                  1.2 ACCEPTANCE OR REJECTION. The acceptance or rejection of the offer to purchase Shares shall take place at such time and place within 15 days of the date hereof, as the Company may specify (which time and place are designated as the "Closing"). At the Closing, the Company shall either (i) accept this subscription (in whole or in part) and deliver to the Subscriber certificates for the Shares, all against delivery to the Company of the full purchase price of the Shares equal to the subscription amount; or (ii) reject this subscription and return to the Subscriber his/her/its subscription (or as much thereof as is not accepted).

2. REPRESENTATIONS. The Subscriber, singly, or on behalf of an entity subscribing, hereby represents and warrants as follows:

                  2.1 AGE. The Subscriber or signatory is over the age of majority.

                  2.2 NO GOVERNMENTAL APPROVAL. The Subscriber acknowledges that neither the Securities and Exchange Commission nor the securities commission of any state or any other federal agency has made any determination as to the merits of purchasing the Shares.

                  2.3 INFORMATION PROVIDED BY THE SUBSCRIBER. All information which the Subscriber has provided or is providing the Company, or to its agents or representatives concerning the Subscriber's suitability to invest in the Company is complete, accurate and correct as of the date of the signature on the last page of this Agreement. Such information includes, but is not limited to information concerning the Subscriber's personal financial affairs, business position and the knowledge and experience of the Subscriber and the Subscriber's advisors. The Company shall maintain such information regarding the Subscriber in strict confidence except as may be required to be disclosed to governmental agencies in support of an available exemption from the registration requirements of applicable securities laws, rules and regulations regarding the offer and sale of the Shares.

                  2.4 INFORMATION PROVIDED BY THE COMPANY. The Subscriber has been provided with access to all material information requested by either the Subscriber, the Subscriber's purchaser representative or others representing the Subscriber, including any information requested to verify any information furnished, and there has been direct communication between the Company and its representatives on the one hand and the Subscriber and the Subscriber's representatives and advisors on the other in connection with information regarding the purchase made hereby. The Company has given the Subscriber the opportunity to ask questions of and receive answers from the Company and/or its directors, officers, employees or representatives concerning the terms and conditions of this offering and to obtain any additional information (to the extent the Company possesses such information or can acquire it without unreasonable effort or expense) desired or necessary to verify the accuracy of the information provided. Any proprietary information disclosed or discovered by the Subscriber in reviewing information made available to the Subscriber by the Company in connection with the offer and sale of the Shares shall be maintained by the Subscriber in strict confidence.

                  2.5 SUBSCRIPTION SUBJECT TO ACCEPTANCE. The Subscriber acknowledges that this Agreement may be accepted or rejected by the Company with respect to all or part of the amount subscribed and that, to the extent the subscription may be rejected, the accompanying cash subscription payment will be refunded without payment of interest and without deduction of expenses.

                  2.6 FINANCIAL CONDITION OF THE SUBSCRIBER. The Subscriber has adequate means of providing for his/her/its current needs and possible personal contingencies and has no need now, and anticipates no need in the foreseeable future, to sell the Shares for which the undersigned hereby subscribes. The Subscriber represents that Subscriber is able to bear the economic risks of this investment and is able to hold the securities for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

                  2.7 PURCHASE ENTIRELY FOR OWN ACCOUNT. The Subscriber has no present intention of dividing the Shares with others or of reselling or otherwise disposing of any portion of the Shares unless registered pursuant to a registration statement filed with the Securities and Exchange Commission or there is an available exemption from such registration.

                  2.8 NO RELIANCE ON UNAUTHORIZED REPRESENTATIONS. The Subscriber has not specifically relied on any oral representations from the Company, or any broker or salesman or their partners, shareholders, directors, officers, employees or agents, except the following:

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3. INDEMNITY. The Subscriber hereby agrees to indemnify the Company and any person participating in the offering, and to hold them harmless, and to grant them a right of set-off from and against any and all liability, damages, cost or expense (including, but not limited to, reasonable attorneys' fees), including the amount paid in settlement and whether or not suit is commenced, incurred on account of or arising out of any inaccuracy in the Subscriber's declarations, representations and warranties set forth in any portion of the Subscription Documents executed and delivered by the Subscriber in connection with his/her/its subscription for the Shares.

4. SETOFF. Notwithstanding the provisions of the last preceding section or the enforceability thereof, the Subscriber hereby grants the Company the right of setoff against any amounts payable by the Company to the Subscriber for whatever reason, before any and all damages, costs or expenses (including, but not limited to, reasonable attorneys' fees) incurred on account of or arising out of any of the items referred to in clauses (a) through (c) of the last preceding section.

5. MISCELLANEOUS. The Subscriber further understands, acknowledges and agrees that:

                            (a) This Agreement is not transferable or assignable
                     by the Subscriber.

                            (b) This Agreement shall be construed in accordance
                     with and governed by the laws of the State of Delaware. (c) This Agreement constitutes the entire agreement between the parties regarding the subject matter hereof.

                            (d) Notwithstanding any of the representations,
                     warranties, acknowledgments or agreements made herein by the Subscriber, the Subscriber does not thereby or in any other manner waive any rights granted to the Subscriber under federal or state securities laws.

                            (e) This Agreement does not entitle the Subscriber
                     to any rights as a shareholder of the Company's securities which are comprised of with respect to any securities purchasable hereunder which have not been fully paid for.

                            (f) Agrees to enter into the Lock-up/Leak-out
                     agreement attached to this subscription agreement as Schedule B.

6. CONDITION PRECEDENT TO THE CLOSING OF THE OFFERING. The closing of this Offering is subject to the closing of the Plan of Reorganization or Merger along the general outline that is contained in the Instructions for Completing Subscription Documents that precedes this Agreement in the Subscription Documents, and if the Offering and the Plan of Reorganization or Merger are not completed by September, 2003, all funds received under this Offering shall be returned to investors, without any deduction therefrom or interest thereon.






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                          COUNTERPART SIGNATURE PAGE TO
                             SECURED SERVICES, INC.
                             SUBSCRIPTION AGREEMENT

                  This Counterpart Signature Page for that certain Subscription Agreement between SecureD Services, Inc., a Delaware corporation (the "Company"), and the undersigned Subscriber to purchase securities of the Company pursuant thereto, is executed by the undersigned as of the date hereof. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of such Agreement.

                                   SUBSCRIBER

Date:
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Tax I.D. Number or Social Security Number Type or Print Name of Subscriber(s)in
                                    Company

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Number and Street                          Signature

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City, State and Zip Code                   Signature of Joint Subscriber, If Any

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Number of Shares                                     Total Subscription Price

                            ACCEPTANCE BY THE COMPANY

       SecureD Services, Inc. hereby accepts the foregoing subscription and agrees to be bound by the terms of this Agreement.

                                        SECURED SERVICES, INC.,
                                        A DELAWARE CORPORATION

Dated:
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